UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

CAPSTONE HOLDING CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-(6)(i)(4) and 0-11.

CAPSTONE HOLDING CORP.

18400 76th Avenue, Tinley Park, IL 60477
(708) 371-0660

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 18, 2026

To the Stockholders of Capstone Holding Corp.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Capstone Holding Corp., a Delaware corporation (the “Company”), will be held on June 18, 2026 at 11:00 a.m. Eastern Time (10:00 a.m. Central Time) virtually via GoToMeeting at https://meet.goto.com/726934613. There will be no physical location for the Annual Meeting. Stockholders may attend, vote, and submit questions during the Annual Meeting via the virtual meeting platform. The Company’s principal executive offices are located at 18400 76th Avenue, Tinley Park, IL 60477. The meeting will be held for the following purposes:

The principal business of the meeting will be:

1.	To elect two Class I directors to serve until our next annual meeting of Stockholders or until their successors are duly elected and qualified;

2.	To elect two Class II directors to serve until the 2028 annual meeting of Stockholders or until their successors are duly elected and qualified;

3.	To ratify the appointment of GBQ Partners LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

4.

To approve an amendment to the Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s common stock at a ratio of not less than 1-for-5 and not more than 1-for-50, with the exact ratio and timing to be determined by the Board of Directors in its discretion within twelve months of stockholder approval;

5.

To approve an amendment to the Capstone Holding Corp. 2025 Stock Incentive Plan to increase the maximum aggregate number of shares available for awards from 21.5% of the number of Common Shares outstanding as of the first trading day of each quarter to 35% of the number of Common Shares outstanding as of the first trading day of each quarter;

6.	To authorize the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals; and

7.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

You may vote if you were the record owner of shares of the Company’s common stock, $0.0005 par value per share (the “Common Stock”), Series B Preferred Stock, no par value per share (the “Series B Preferred Stock”), or Series Z Preferred Stock, no par value per share (the “Series Z Preferred Stock”), at the close of business on April 22, 2026. The board of directors of the Company has fixed the close of business on April 22, 2026 as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

As of the Record Date, there were a total of 16,888,500 votes outstanding, consisting of (i) 14,435,905 shares of Common Stock, (ii) 985,063 shares of Series B Preferred Stock, and (iii) 1,467,532 shares of the company’s Series Z Preferred Stock, each entitled to vote at the Annual Meeting. The holders of our Common Stock are entitled to one vote per share they hold. The holders of our Series B Preferred Stock are entitled to one vote for each share of Series B Preferred Stock held. The holders of our Series Z Preferred Stock are entitled to one vote for each share of Series Z Preferred Stock held. The foregoing shares are referred to herein as the “Shares.” Holders of our Common Stock, Series B Preferred Stock and Series Z Preferred Stock will vote together as a single class on all matters described in this proxy statement (the “Proxy Statement”).

All Stockholders are cordially invited to attend the Annual Meeting. Stockholders who plan to attend the Annual Meeting must access the virtual meeting at https://meet.goto.com/726934613. For questions, contact the Company’s Chief Executive Officer, Matthew E. Lipman, at (708) 371-0660, or investors@capstoneholdingcorp.com. Whether you plan to attend the Annual Meeting or not, you are requested to vote over the Internet, by telephone, or, if you request a paper copy of the proxy materials and receive a proxy card, by mail. Voting by using the aforementioned methods will not prevent you from voting at the annual meeting.

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to attend the Annual Meeting.

For information on how to vote your shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “How Do I Vote?” in the Proxy Statement accompanying this notice.

We encourage you to vote over the Internet, by telephone, or, if you request a paper copy of the proxy materials and receive a proxy card, by mail.

If you have questions about voting your shares, please contact Matthew E. Lipman at Capstone Holding Corp., at 18400 76th Avenue, Tinley Park, IL 60477, telephone number (708) 371-0660, email: investors@capstoneholdingcorp.com.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached Proxy Statement at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible. We are providing proxy material access to our Stockholders via the Internet at investorvote.com/CAPS. Please give the proxy materials your careful attention.

By Order of the Board of Directors of Capstone Holding Corp.

Sincerely,

/s/ Matthew E. Lipman
Matthew E. Lipman, Chief Executive Officer

Date: May 7, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2026

The Notice of 2026 Annual Meeting of Stockholders, Proxy Statement and 2025 Annual Report to Stockholders are available at investorvote.com/CAPS.

Your vote is important. We encourage you to review all of the important information contained in the proxy materials before voting.

REFERENCES TO ADDITIONAL INFORMATION

This Proxy Statement incorporates important business and financial information about Capstone Holding Corp. that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission (“SEC”) website (www.sec.gov) or upon your written or oral request by contacting the Investor Relations department of Capstone Holding Corp., at 18400 76th Avenue, Tinley Park, IL 60477, telephone number (708) 371-0660, email: investors@capstoneholdingcorp.com.

To ensure timely delivery of these documents, any request should be made no later than May 25, 2026 to receive them before the Annual Meeting.

For additional details about where you can find information about Capstone Holding Corp., please see the section entitled “Where You Can Find More Information about the Company” in this Proxy Statement.

Capstone Holding Corp.

18400 76th Avenue

Tinley Park, IL 60477

(708) 371-0660

2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2026
GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This Proxy Statement, along with the accompanying notice of the 2026 Annual Meeting of Stockholders, contains information about the 2026 Annual Meeting of Stockholders of Capstone Holding Corp., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 11:00 a.m. Eastern Time (10:00 a.m. Central Time) on June 18, 2026 or such later date or dates as such Annual Meeting date may be adjourned or postponed virtually via GoToMeeting at https://meet.goto.com/726934613. The Company’s principal executive offices are located at 18400 76th Avenue, Tinley Park, IL 60477.

In this Proxy Statement, we refer to Capstone Holding Corp. as “Capstone,” the “Company,” “we,” “us,” or “our.”

Who may attend and how to attend

Our Board of Directors (referred to herein as the “Board of Directors” or the “Board”) has fixed the close of business on April 22, 2026 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof (the “Record Date”). Each share of Common Stock represents one vote to be voted on each matter presented at the Annual Meeting. Each share of Series B Preferred Stock represents one vote to be voted on each matter presented at the Annual Meeting. Each share of Series Z Preferred Stock represents one vote to be voted on each matter presented at the Annual Meeting. Record holders and beneficial owners may attend the Annual Meeting.

Beneficial Owners

If you were a beneficial owner of record as of the Record Date (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to the Company, and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by the Company no later than 5:00 p.m. Eastern Time on June 8, 2026. You will then receive a confirmation of your registration, with a control number, by email from investors@capstoneholdingcorp.com. When you arrive at the meeting, present your unique 12-digit control number.

Who Can Vote?

Stockholders who owned Common Stock, Series B Preferred Stock or Series Z Preferred Stock at the close of business on April 22, 2026 (the “Record Date”), are entitled to vote at the Annual Meeting. As of the Record Date, there were a total of 16,888,500 votes outstanding, consisting of (i) 14,435,905 shares of Common Stock outstanding, (ii) 985,063 shares of Series B Preferred Stock, and (iii) 1,467,532 shares of the company’s Series Z Preferred Stock, each entitled to vote at the Annual Meeting.

You do not need to attend the Annual Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A Stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any Stockholder who has executed a proxy card but attends the Annual Meeting may revoke the proxy and vote at the Annual Meeting.

How Many Votes Do I Have?

Each holder of Common Stock is entitled to one vote per share they hold. The holders of our Series B Preferred Stock are entitled to one vote for each share of Series B Preferred Stock held. The holders of our Series Z Preferred Stock are entitled to one vote for each share of Series Z Preferred Stock held. Holders of our Common Stock, Series B Preferred Stock and Series Z Preferred Stock (together, the “Shares”) will vote together as a single class.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All Shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your Shares should be voted for or against each nominee for director, and whether your Shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your Shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your Shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A., or you have stock certificates, you may vote:

•	By Internet or by telephone. Follow the instructions you received to vote by Internet or telephone.

•

By mail. If you request a paper copy of the proxy materials and receive a proxy card, by mail. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Board.

If your Shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your Shares.

If you are a beneficial owner of Shares held in street name and do not provide the organization that holds your Shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your Shares may generally vote on routine matters, but cannot vote on non-routine matters.

How Does The Board Recommend That I Vote On The Proposals?

The Board recommends that you vote as follows:

“FOR” the election of the Class I director nominees;

“FOR” the election of the Class II director nominees;

“FOR” the ratification of the appointment of GBQ Partners LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

“FOR” the approval of an amendment to the Certificate of Incorporation to effect a reverse stock split of the common stock at a ratio of not less than 1-for-5 and not more than 1-for-50;

“FOR” the approval of an amendment to the Capstone Holding Corp. 2025 Stock Incentive Plan to increase the equity pool from 21.5% to 35% of the number of Common Shares outstanding as of the first trading day of each quarter;

“FOR” the approval of the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals.

If any other matter is presented, the proxy card provides that your Shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	by signing a new proxy card and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above - only your latest Internet or telephone vote will be counted;

•	if your Shares are registered in your name, by notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	by attending the Annual Meeting and voting; however, attending the Annual Meeting will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold Shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your Shares are voted.

What is a Broker Non-Vote?

If your Shares are held in a fiduciary capacity (typically referred to as being held in “street name”), you must instruct the organization that holds your Shares how to vote your Shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your Shares as recommended by the Board. If you do not provide voting instructions, your Shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

Proposals One, Two, Four, Five, and Six are considered to be “non-routine” such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposal Three is considered to be “routine” and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposal Three.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal One: Election of Class I Directors	A plurality of the Shares present or represented by proxy is required to elect Class I director nominees. Stockholders may vote FOR or WITHHOLD for each nominee.

Proposal Two: Election of Class II Directors	A plurality of the Shares present or represented by proxy is required to elect Class II director nominees. Stockholders may vote FOR or AGAINST each nominee.

Proposal Three: Ratification of the appointment of GBQ Partners LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of GBQ Partners LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you are a beneficial owner, your broker, bank or other nominee may vote your Shares on this proposal without receiving voting instructions from you.

Proposal Four: To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split.	The affirmative vote of a majority of the outstanding Shares of Common Stock and Series B Preferred Stock, voting together as a single class, and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

Proposal Five: To approve an amendment to the Capstone Holding Corp. 2025 Stock Incentive Plan to increase the equity pool from 21.5% to 35% of the number of Common Shares outstanding as of the first trading day of each quarter.

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

Proposal Six: Authorization to adjourn the Annual Meeting

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of each class or series of voting stock then entitled to vote at the Annual Meeting constitutes a quorum at the Annual Meeting. Votes of Stockholders of record who are present at the Annual Meeting or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Do I Have Dissenters’ Rights of Appraisal?

The Company’s Stockholders do not have appraisal rights under the Delaware General Corporation law or under the Company’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

Notice and Access

As permitted by the SEC, we are furnishing to Stockholders our Notice of the Annual Meeting, this Proxy Statement and our Annual Report primarily over the internet. On or about May 7, 2026, we will mail to each of our Stockholders (other than those who previously requested electronic delivery or previously elected to receive delivery of a paper copy of the proxy materials) a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access and review the proxy materials via the internet and how to submit a proxy electronically using the internet.

The Notice of Internet Availability also contains instructions on how to receive, free of charge, paper copies of the proxy materials. If you received the Notice of Internet Availability, you will not receive a paper copy of the proxy materials unless you request one.

We believe the delivery options that we have chosen will allow us to provide our Stockholders with the proxy materials they need, while minimizing the cost of the delivery of the materials and the environmental impact of printing and mailing paper copies.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we are permitted to deliver a single copy of the Notice of Internet Availability and, if a Stockholder requested printed versions by mail, our proxy materials, including this proxy statement and our annual report, to Stockholders sharing the same address who did not otherwise notify us of their desire to receive multiple copies of our proxy materials. Householding allows us to reduce our printing and postage costs and limits the volume of duplicative information received at your household. A separate proxy card will continue to be mailed for each registered Stockholder account who requests a paper copy of the proxy materials.

We will promptly deliver, upon oral or written request, a separate copy of the Notice of Internet Availability and, if a Stockholder requested printed versions by mail, the proxy materials to any Stockholder residing at an address to which only one copy was mailed. If you wish to receive an additional copy of the Notice of Internet Availability or our proxy materials, or if you received multiple copies and wish to request householding in the future, you may make such request by writing to our Corporate Secretary, 18400 76th Avenue, Tinley Park, IL 60477.

If you are a street name holder and wish to revoke your consent to householding and receive separate copies of our proxy materials for the annual meeting of Stockholders this year or future years, you may call Capstone Holding Corp. Investor Relations toll-free at (855) 922-7786 or write to them at Capstone Holding Corp., 18400 76th Avenue, Tinley Park, IL 60477.

Who is Paying for this Proxy Solicitation?

The Company is paying the cost of preparing, printing and mailing these proxy materials. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We do not intend, but reserve the right, to use the services of a third party solicitation firm to assist us in soliciting proxies.

Who will Count the Votes?

A representative from Computershare Trust Company, N.A. will act as the inspector of election and count the votes.

When are Stockholder Proposals due for Next Year’s Annual Meeting?

At our annual meeting each year, our Board submits to Stockholders its nominees for election as directors. In addition, the Board may submit other matters to the Stockholders for action at the annual meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2027 annual meeting of Stockholders by submitting their proposals to the Company in a timely manner. These proposals must meet the Stockholder eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing no later than January 5, 2027 to the Company at Capstone Holding Corp., 18400 76th Avenue, Tinley Park, IL 60477; provided, however, if the date of the Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after the first anniversary of this Annual Meeting, a Stockholder proposal must be submitted in writing to the Company not less than 10 calendar days after the date the Company shall have mailed notice to its Stockholders of the date that the annual meeting of Stockholders will be held or shall have issued a press release or otherwise publicly disseminated notice that an annual meeting of Stockholders will be held and the date of the meeting.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

Except for Proposals One and Two, none of the members of the Board and none of the executive officers of the Company have any interest in any proposal that is not shared by all other Stockholders of the Company.

Where Can I Find the Voting Results of the Annual Meeting?

We will announce preliminary voting results at the annual meeting. We will also disclose voting results in a current report on Form 8-K filed with the SEC within four business days after the Annual Meeting, which will be available on our website.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC, which you can access over the Internet at http://www.sec.gov. The Company’s website address is capstoneholdingcorp.com. Information contained on, or that can be accessed through, the Company’s website is not a part of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock by (i) each person who, to our knowledge, owns more than 5% of our Common Stock (ii) our current directors and the named executive officers identified under the heading “Executive Compensation” and (iii) all of our current directors and executive officers as a group. We have determined beneficial ownership in accordance with applicable rules of the SEC, and the information reflected in the table below is not necessarily indicative of beneficial ownership for any other purpose. Under applicable SEC rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days after April 22, 2026 through the exercise of any option, warrant or right or through the conversion of any convertible security. Unless otherwise indicated in the footnotes to the table below and subject to community property laws where applicable, we believe, based on the information furnished to us that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

The information set forth in the table below is based on 14,435,905 shares of our Common Stock issued and outstanding on April 22, 2026. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options, warrants, rights or other convertible securities held by that person that are currently exercisable or will be exercisable within 60 days after April 22, 2026. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the Stockholders below is 18400 76th Avenue, Tinley Park, IL 60477.

	Beneficial Ownership Common Stock		Percentage of Voting Power(5)
Name of beneficial owner 5% shareholders:	Shares	Percentage
BP Peptides, LLC(1)	128,096	*	4.60%
BPA XIV, LLC(1)	2,528,662	17.52%	14.97%
BPA XXI, LLC(1)	-	-	4.88%

Named executive officers and directors:
Matthew E. Lipman(1)(2)	3,048,436	21.12%	26.77%
Michael Toporek(1)(3)	519,774	3.60%	17.63%
Edward Schultz	190,000	1.32%	1.12%
Kevin Grotke	526,102	3.64%	3.11%
John M. Holliman, III	96,095	*	* %
Gordon Strout(1)(4)	1,006,128	6.97%	5.96%
Charles Dana	95,000	*	*
Fredric J. Feldman, Ph.D.	95,000	*	*
Elwood D. Howse, Jr.	95,000	*	*
All executive officers and directors as a group (nine (9) persons)	5,671,535	39.29%	48.12%

*	Less than 1%.
(1)

Includes a warrant to purchase up to 6,322 shares of Common Stock issued to Brookstone Partners IAC, Inc., the investment manager of BP Peptides, LLC which is controlled by Matthew Lipman and Michael Toporek. The business address of BP Peptides, LLC is 776A 6th Ave. 2nd Floor, New York, NY 10001.

(2)

Includes 121,774 shares controlled by Matthew Lipman, through his control of BP Peptides, LLC. Brookstone Acquisition Partners XXI Corporation owns 81% of BP Peptides, LLC. Mr. Lipman owns approximately 4% of Brookstone Acquisition Partners XXI Corporation.

(3)

Consists of 121,774 shares controlled by Michael Toporek, through his control of BP Peptides, LLC. Brookstone Acquisition Partners XXI Corporation owns 81% of BP Peptides, LLC. Mr. Toporek owns approximately 30% of Brookstone Acquisition Partners XXI Corporation.

(4)	Mr. Strout has an interest in BP Peptides, LLC; however, he does not control it. Control of BP Peptides, LLC is held solely by Matthew Lipman and Michael Toporek.
(5)	Voting power includes (i) 985,063 votes pursuant to the Series B Preferred Stock issued to Nectarine Management LLC (an entity whose voting of our securities held by such entity is solely controlled by Mr. Toporek) and (ii) 1,467,532 votes pursuant to Series Z 8% Non-Convertible Preferred Stock (642,364 shares held by BP Peptides, LLC and 825,168 shares held by Brookstone Partners Acquisition XXI Corporation), both of which vote alongside Common Stock.

PROPOSAL ONE:

ELECTION OF CLASS I DIRECTORS

The Company’s Board of Directors is currently comprised of seven authorized directors. A total of four directors will be elected at the Annual Meeting. Two Class I directors will be elected under Proposal One to serve until the next annual meeting, and two Class II directors will be elected under Proposal Two to serve until the 2028 annual meeting of Stockholders, or until their successors are duly elected and qualified.

Our Board currently consists of seven directors divided into three classes: Class I, Class II, and Class III. Class I directors serve a one-year term, Class II directors serve a two-year term, and Class III directors serve a three-year term, as set forth in the table below.

Class	Term Expiring	Director(s)
Class I	2026 Annual Meeting	Fredric J. Feldman, Ph.D. Elwood D. Howse, Jr.
Class II	2026 Annual Meeting	John M. Holliman, III Gordon Strout
Class III	2027 Annual Meeting	Michael M. Toporek Matthew E. Lipman Charles Dana

The terms of the current Class I directors expire at the 2026 Annual Meeting. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Fredric J. Feldman, Ph.D. and Elwood D. Howse, Jr. as Class I directors for re-election at the 2026 Annual Meeting. If elected, each director will serve a one-year term expiring at the 2027 Annual Meeting.

Director Nominees

Directors	Position/Title	Age
Fredric J. Feldman, Ph.D.	Director	86
Elwood D. Howse, Jr.	Director	86

Fredric J. Feldman, Ph.D., Director. Dr. Feldman has served as a director of the Company since 1991. Dr. Feldman has been the President of FJF Associates, a consultant to venture capital and emerging companies, since February 1992. From September 1995 to June 1996, he was the Chief Executive Officer of Biex, Inc., a women’s healthcare company. He served as Chief Executive Officer of Oncogenetics, Inc., a cancer genetics research company, from 1992 to 1995. Between 1988 and 1992, Dr. Feldman was the President and Chief Executive Officer of Microgenics Corporation, a medical diagnostics company. From 1984 to 1988 Dr. Feldman was Vice President and then President of Instrumentation laboratory a medium sized International Medical Diagnostic Instrumentation Company. Dr. Feldman received his Ph.D. in analytical chemistry from the University of Maryland. He has been a director of a number of public and private companies. The Board believes that Dr. Feldman’s over 40 years of operating, scientific and business experience in industry qualifies him for service on our board.

Elwood D. Howse, Jr., Director. Mr. Howse has served as a director since March 2025. Mr. Howse previously served as a director of the Company from 1987 to 2023. In 1982, Mr. Howse founded Cable, Howse and Ragen, investment banking and stock brokerage firm, subsequently known as Ragen MacKenzie. In 1977, Mr. Howse co-founded Cable & Howse Ventures, an early-stage venture capital firm focused on technology. In 1976, he served as Vice President, Corporate Finance, for Foster & Marshall, a northwest stock brokerage firm. In 1974 he was the Chief Financial Officer of Seattle Stevedore Company and the Miller Produce Company. Mr. Howse has served as a corporate director and advisor to various public, private and non-profit enterprises. He served on the board of the National Venture Capital Association and is past President of the Stanford Business School Alumni Association. Mr. Howse holds a BS in Engineering from Stanford University and an MBA from Stanford Graduate School of Business. Mr. Howse also served in the US Navy as a nuclear submariner. The Board believes Mr. Howse’s education and company operations skills brings important financial and business experience to the board and qualifies him to serve on our board.

The nominees have consented to serve if elected. We expect that the nominees will be available for election, but if they are not candidates at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

Biographical and certain other information concerning the Company’s nominees for election to the Board is set forth below. Our directors are not directors in any other reporting companies. We are not aware of any proceedings to which our directors, or any associate of our directors are a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Vote Required

A plurality of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to elect each class of director nominees.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE UNDER PROPOSAL ONE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL TWO:

ELECTION OF CLASS II DIRECTORS

The terms of the current Class II directors expire at the 2026 Annual Meeting. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated John M. Holliman, III and Gordon Strout as Class II director nominees to serve until the 2028 annual meeting of Stockholders or until their successors are duly elected and qualified.

Director Nominees

Directors	Position/Title	Age
John M. Holliman, III	Director	73
Gordon Strout	Director	63

John M. Holliman, III, Director. Mr. Holliman has served as a director since September 1987 and as former Chairman of the Board of Directors from August 1997 through July 2017. Since February 1993 he has been a general partner of entities which are the general partners of Valley Ventures, LP (formerly known as Arizona Growth Partners, LP), Valley Ventures II, LP, Valley Ventures III, LP, Valley Ventures III Annex, LP, all of which are venture capital funds. He has over thirty-nine years of business experience, including service on the boards of over forty companies, commercial lending experience with major financial institutions, and has been active in venture capital financing for over thirty-five years serving a variety of industries. Mr. Holliman earned a BBA in Finance and a MBA from Southern Methodist University and a Master of International Management from the Thunderbird School of Global Management. During his career Mr. Holliman has gained substantial executive and board level experience in business, finance and operations. The Board believes the experience and knowledge of Mr. Holliman qualifies him to serve on our board and to chair our Audit Committee.

Gordon Strout, Director. Mr. Strout has served as a director since March 2025. Mr. Strout ran a small industrial supply business as well as a heating oil business starting in 1985. After successfully selling off the heating oil business he purchased his father’s minority stake in the Industrial supply company in 1989. Instone and Total Lubrication (a Mobil branded lubricants distributor) grew out of the industrial supply business. In 2004 Gordon acquired a majority equity position. Gordon then partnered with Brookstone Partners in 2006 and served as President and CEO through April 2021 at which time he transitioned to Executive Chairman of the Instone board. Mr. Strout holds a bachelor’s degree from the University of Miami, Coral Gables Fla. The Board believes the experience and knowledge of Mr. Strout qualifies him to serve on our Board.

Vote Required

A plurality of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to elect the Class II director nominees. Stockholders may vote FOR or AGAINST each nominee.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE UNDER PROPOSAL TWO, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INFORMATION REGARDING OUR CONTINUING DIRECTORS

Directors	Position/Title	Age
Matthew E. Lipman	Chief Executive Officer and Director	47
Michael Toporek	Chairman	62
Charles Dana	Director (Lead Independent Director)	71

Matthew E. Lipman, Chief Executive Officer and Director. Mr. Lipman brings over 20 years of experience working with companies to establish growth strategies and execute acquisitions. Mr. Lipman has served as a director since July 2017. Mr. Lipman has served as a member of the Board of Directors of Soluna Holdings, Inc., a Nasdaq-listed digital infrastructure company, since 2016. Mr. Lipman joined Brookstone Partners in 2004, currently serving as a Managing Director. From July 2001 through June 2004, Mr. Lipman was an analyst in the mergers and acquisitions group at UBS Financial Services Inc. Mr. Lipman has a B.S. in Business Administration from Babson College. Mr. Lipman currently serves on the Board of Directors of Denison Pharmaceuticals, LLC, Advanced Disaster Recovery Inc., Virginia Abrasives Corporation, and TotalStone, LLC. The Board believes that Mr. Lipman’s proficiency in reading and understanding financial statements, generally accepted accounting principles and internal controls, qualifies him to serve as Chief Executive Officer.

Michael Toporek, Chairman. Mr. Toporek has served as a director since July 2017. Since 2003, Mr. Toporek has served as the Managing General Partner of Brookstone Partners, a lower/middle market private equity firm based in New York and an affiliate of BP Peptides, LLC (“Brookstone Partners”). Mr. Toporek, a member of the Board of Directors of Soluna Holdings since 2016, served as Soluna Holdings’ Chief Executive Officer from November 2020 until May 2023 and has served as Executive Chairman of the Board since that date. Prior to founding Brookstone Partners in 2003, Mr. Toporek was both an active principal investor and an investment banker. Mr. Toporek began his career in Chemical Bank’s Investment Banking Group, later joined Dillon, Read and Co., which became UBS Warburg Securities Ltd. during his tenure, and SG Cowen and Company. Mr. Toporek currently serves on the Board of Directors of Harmattan Energy Limited. Mr. Toporek has a B.A. in Economics and an M.B.A from the University of Chicago. Mr. Toporek brings strategic and financial expertise to the Board as a result of his experience with Brookstone Partners, which the Board believes qualifies him to serve as Chairman.

Charles “Chuck” Dana, Director (Lead Independent Director). Mr. Dana has served as lead independent director since March 2025. Mr. Dana has been an investor in Brookstone since 2003, and in 2016 joined the firm as an Operating Partner. His main responsibilities are to assist in the strategy and operations of Brookstone’s portfolio companies and to identify and acquire middle market companies. Mr. Dana has over 40 years of financial and general management experience. He started his career at GE and had successively more responsible financial roles culminating as President - GE Locomotives Indonesia. Mr. Dana then joined Owens Corning in 1995. He was the President of the Composites Solutions Business from 2003 to 2010 growing sales from $1.2 billion to $2.4 billion both through organic sales growth but also via several acquisitions. Mr. Dana then served as the Group President for Building Materials ($4.5 billion sales) from 2010 to 2015, a segment that produced eighteen (18) consecutive quarters of net income growth for the insulation business under his leadership. Mr. Dana retired from Owens Corning and served as EVP at Molded Fiber Glass Companies before joining Brookstone. The Board believes the experience and knowledge of Mr. Dana qualifies him to serve on our Board.

Family Relationships

There are no family relationships among any of our directors or executive officers.

10b5-1 Trading Plans

None.

Involvement in Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

CORPORATE GOVERNANCE

Board Composition, Committees, and Independence

The Nasdaq Marketplace Rules require a majority of a listed company’s Board of Directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act.

Under Rule 5605(a)(2) of the Nasdaq Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has reviewed the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board of Directors has determined that each of Messrs. Charles Dana, Fredric J. Feldman, Ph.D., Elwood D. Howse, Jr., and John M. Holliman, III is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. Our Board of Directors also determined that John M. Holliman, Elwood D. Howse Jr. and Fredric J. Feldman Ph.D., who comprise our audit committee, Fredric J. Feldman Ph.D., Charles Dana and John M. Holliman, who comprise our compensation committee, and Charles Dana, Elwood D. Howse Jr. and Fredric J. Feldman Ph.D., who are members of our nominating and corporate governance committee, satisfy the independence standards for such committees established by the SEC and the NASDAQ Marketplace Rules, as applicable. In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Director Compensation

John M. Holliman, III, and Michael Toporek have received director compensation of $48,000 annually for 2024 and 2023 for service on the Company’s board prior to the public offering that closed on March 7, 2025.

In connection with the completion of its public offering on March 7, 2025, the Company adopted a director compensation plan. This director compensation plan will consist of an annual cash retainer of $20,000 paid quarterly in arrears.

Board Committees

Audit Committee.         We have established an audit committee consisting of John M. Holliman, III, Elwood D. Howse, Jr., and Fredric J. Feldman, Ph.D. John M. Holliman, III is chairman of the audit committee and he qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

The audit committee’s duties are to recommend to our board of directors the engagement of independent auditors to audit our financial statements and to review its accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee will at all times be composed exclusively of directors who are, in the opinion of our board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Compensation Committee.         We have established a compensation committee consisting of Fredric J. Feldman, Ph.D., Charles Dana, and John M. Holliman, III. Fredric J. Feldman is chairman of the compensation committee.

In considering and determining executive and director compensation, the compensation committee reviews compensation that is paid by other similar public companies to its officers and takes that into consideration in determining the compensation to be paid to our officers. The compensation committee also determines and approves any non-cash compensation paid to any employee. We do not engage any compensation consultants to assist in determining or recommending the compensation to our officers or employees.

Nominating and Corporate Governance Committee.         We have established a nominating and corporate governance committee consisting of Charles Dana, Elwood D. Howse, Jr., and Fredric J. Feldman, Ph.D. Charles Dana is chairman of the nominating and corporate governance committee. The responsibilities of the nominating and corporate governance committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establishing procedures for the nomination process, oversight of possible conflicts of interests involving the Board and its members, developing corporate governance principles, and the oversight of the evaluations of the Board and management. The nominating and corporate governance committee has not established a policy with regard to the consideration of any candidates recommended by stockholders. If we receive any stockholder recommended nominations, the nominating and corporate governance committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith.

Code of Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics applicable to each officer, director, and employee of the Company. The full text of our Code of Business Conduct and Ethics is posted on our website at capstoneholdingcorp.com. We intend to disclose on our website any future amendments of our Code of Business Conduct and Ethics or waivers that exempt any principal executive officer, principal financial officer, principal accounting officer or controller, persons performing similar functions or our directors from provisions in the Code of Business Conduct and Ethics. Information contained on, or that can be accessed through, our website is not incorporated by reference into this Annual Report, and you should not consider information on our website to be part of this Annual Report.

Insider Trading Policy

The Company has an Insider Trading Policy governing all transactions in the Company’s securities by the Company’s directors, officers, and employees. The Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards.

Indemnification and Insurance

Our directors and officers are indemnified as provided by the Delaware General Corporation law and our bylaws. We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages, except for Matthew E. Lipman, whose biography is set forth above:

Directors and Executive Officers	Position/Title	Age
Matthew E. Lipman	Chief Executive Officer and Director	47
Edward Schultz	Chief Financial Officer	42
Kevin Grotke	President and CEO of TotalStone	53

Edward Schultz, CFO.   Mr. Schultz has served as Chief Financial Officer since August 2023. Mr. Schultz also serves as the Vice President of Finance of TotalStone, LLC since June 2021. Prior to his employment with Capstone and TotalStone, Mr. Schultz was employed as Director of Financial Reporting and Technical Accounting for Brookfield Properties Retail from September 2012 through June 2021. He holds a Bachelor of Science in Accountancy from the Governors State University.

Kevin Grotke, President and CEO of TotalStone. Mr. Grotke oversees the operations and financial performance of TotalStone, LLC (d/b/a Instone) and leads the Company’s relationships with its key customers and suppliers. Mr. Grotke joined Instone in 2010 when Instone acquired the building materials distribution business from Hearth & Home Technologies, a division of HON Industries. Prior to joining Instone, Mr. Grotke held leadership and line-level positions during a 15-year career at Owens Corning, most recently serving as Director of North American Sales. Mr. Grotke holds a Bachelor’s degree from Bowling Green State University with a dual major in Purchasing/Inventory Management and Production/Operations Management.

EXECUTIVE COMPENSATION

Named Executive Officers

The following table sets forth information concerning all compensation earned by our Chief Executive Officer and two other persons who served as executive officers as, at, or during the year ended December 31, 2025, and who earned compensation exceeding $100,000 during the year ended December 31, 2025 (the “Named Executive Officers”), for services as executive officers for the last two years.

	Annual Compensation				Long-Term Compensation(3)
Name and Principal Position	Year	Salary(1)	Bonus(2)	Other Annual Compensation	Nonqualified deferred compensation earnings	Securities Underlying Options	Total Compensation
Matthew Lipman	2025	$198,077	$-	$8,774	$-	$-	$206,851
CEO	2024	$-	$-	$48,000	$-	$-	$48,000
Michael Toporek	2025	$-	-	$20,000	$-	$-	$20,000
Chairman	2024	$-	-	$48,000	$-	$-	$48,000
Edward Schultz(3)	2025	$238,760	$27,808	$-	$-	$-	$266,568
CFO	2024	$216,161	$-	$-	$-	$-	$216,161
Kevin Grotke	2025	$324,285	$5,481	$-	$-	$-	$329,765
President and CEO of TotalStone	2024	$306,099	$-	$-	$-	$-	$306,099

(1)	Management base salaries can be increased by our Board of Directors based on the attainment of financial and other performance guidelines set by our management.
(2)

Salaries listed do not include annual bonuses to be paid based on profitability and performance. These bonuses will be set, from time to time, by a disinterested majority of our Board of Directors. No bonuses will be set until such time as the aforementioned occurs.

(3)	Mr. Schultz receives a portion of his compensation through the Company’s subsidiary TotalStone, LLC where he also serves as the Vice President of Finance.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards held by the Named Executive Officers as of December 31, 2025.

Name	Number of Securities Underlying Unexercised Options, Exercisable (#)	Number of Securities Underlying Unexercised Options, Not Exercisable (#)	Option Exercise Price ($)	Option Expiration Date
Matthew Lipman	-	-	-	-
Michael Toporek	-	-	-	-
Edward Schultz	-	-	-	-
Kevin Grotke	-	-	-	-

Equity Incentive Plan

In June 2015, our stockholders approved the 2015 Equity Incentive Plan (the “2015 Plan”) and reserved 1,000,000 shares of our common stock for issuance. At December 31, 2025, no shares remained available to grant under the Plan and all granted shares are fully vested.

Stock Compensation

At the 2025 Annual Meeting held on November 18, 2025, our stockholders approved the Capstone Holding Corp. 2025 Stock Incentive Plan (the “2025 Plan”), which sets the maximum aggregate number of shares of common stock available for awards at 21.5% of outstanding common stock on a quarterly basis. Awards available under the 2025 Plan include restricted stock, unrestricted stock, stock options, and restricted stock units. On March 30, 2026, the Board approved grants of 1,995,000 restricted stock awards under the 2025 Plan at a grant date fair market value of $0.649 per share. Management awards vest on a three-year cliff basis on March 30, 2029. Board awards vest upon each director’s separation from the Board. Total compensation cost of approximately $1,295,000 will be recognized on a straight-line basis over the applicable vesting periods.

The benefits provided under these plans are share-based payments and the Company accounts for stock-based awards exchanged for employee service in accordance with the appropriate share-based payment accounting guidance.

As of December 31, 2025 and December 31, 2024, there were approximately 500 and 976 options exercisable and vested at a weighted average exercise price of $163.00 and $210.00, respectively. In addition, the Company issued a warrant to Brookstone Partners IAC to purchase up to 6,322 shares of the Company’s Common Stock, which provides for quarterly vesting of shares in amounts approximately equal to the amount of quarterly interest payable that would have been payable under the Agreement, converted into shares at $0.075, all of which has now vested, and can be exercised through October 15, 2028 with an exercise price that was between $10.00 and $30.00 per share, as determined by an independent valuation, through April 1, 2024, and, since that date, the lesser of (i) $75.00 per warrant share and (ii) the 10-day average closing price of the Company’s common stock. Subsequent to fiscal year-end, on March 30, 2026, the Board approved grants of 1,995,000 restricted stock awards under the 2025 Plan at a grant date fair market value of $0.649 per share. Management awards vest on a three-year cliff basis on 3/30/2029 and director awards vest immediately.

Employee Pension, Profit Sharing or other Retirement Plan

TotalStone, LLC maintains a defined contribution pension plan, which covers all employees electing to participate after completing certain service requirements. Employer contributions are made at the Company’s discretion. Generally, the Company makes safe harbor matching contributions equal to 100% of employee contribution up to 4% of the employee’s Plan Compensation, as defined. Each participant is 100% vested in their salary deferral and the safe harbor Company’s matching contributions. Other employer discretionary contributions are subject to a graded vesting schedule.

Compensation of Executive Officers

On January 2, 2025, we entered into an executive employment agreement with Matthew Lipman, our Chief Executive Officer, which became effective on March 7, 2025. Under this agreement, Mr. Lipman serves as the Company’s Chief Executive Officer with a base salary of $250,000 per annum and an annual performance bonus ranging from 50% to 100% of the base salary. The agreement commenced on its effective date and terminates on January 31, 2028, with automatic one-year extensions unless either party provides 120 days’ written notice to opt-out. The agreement includes a noncompetition clause effective for 18 months following the termination of Mr. Lipman’s employment with the Company. In the event of termination due to death, disability, for cause by the Company, resignation by Mr. Lipman without good reason, or non-extension of the agreement, Mr. Lipman will be entitled to any previously earned but unpaid base salary through the termination date, any earned but unpaid annual performance bonus, and other accrued benefits. If the agreement is terminated by the Company without cause or by Mr. Lipman for good reason, Mr. Lipman will receive a lump sum payment equal to three years’ base salary and the target performance bonus, as well as continued copayment by the Company of coverage premiums for 12 months following the termination date, at the same level and cost as if he were an active employee. Effective February 1, 2026, Mr. Lipman voluntarily reduced his annual base cash salary to $1.00 for a period of one year, reflecting management’s commitment to align executive compensation with stockholder equity appreciation as part of the cost rationalization program described in our 2025 Form 10-K. In connection with this cost reduction initiative, Brookstone Partners IAC, Inc. waived $400,000 in annual management fees and the Board Chairman waived $94,000 in director compensation, in each case conditional upon the achievement of specified performance targets.

Effective August 25, 2023, we began to compensate Mr. Edward Schultz, our Chief Financial Officer, an annual salary of $200,000 paid in accordance with our standard employee payroll practices. Mr. Schultz receives a portion of his compensation through the Company’s subsidiary TotalStone, LLC where he also serves as the Vice President of Finance.

Effective March 1, 2010, TotalStone began to compensate Mr. Kevin Grotke, President and CEO of TotalStone.  Mr. Grotke’s has an annual salary of $285,000 paid in accordance with our standard employee payroll practices.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2023, to which we have been a party in which the amount involved exceeded or will exceed the lesser of (i) $120,000 and (ii) one percent (1%) of the average of our total assets at year-end for the prior two fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.

TotalStone, LLC is party to an agreement with a related party, Brookstone Partners IAC, whereby such entity will provide consulting services totaling $400,000 per annum, billed quarterly. Additionally, Brookstone Partners IAC is entitled to a special services fee in cash equal to two percent (2%) of total consideration of any acquisition of a majority of the equity interests of any entity or an equity recapitalization of the Company. The agreement also provides for an additional management fee equal to 5% of earnings before interest, taxes, depreciation, and amortization (“EBITDA”) in excess of $4.0 million. Amounts accrued for such consulting services totaled $954,000 and $351,000 as of December 31, 2025 and 2024, respectively. In connection with the Carolina Stone acquisition, Brookstone Partners IAC earned a 2% special services fee of approximately $94,000, which is included in transaction expenses for the year ended December 31, 2025. On January 21, 2026, Brookstone Partners IAC agreed to waive management and consulting fees totaling $400,000 that would have accrued under the management agreement during the period from January 1, 2026 through December 31, 2026, subject to specified performance targets.

Stream Finance, LLC, which serves as a creditor on TotalStone’s mezzanine term loan, is managed by Brookstone Partners. On March 7, 2025, the Special Preferred Membership Interests were exchanged for additional term loans in an aggregate principal amount of $1,143,646 (representing $1,006,377 of original principal plus $137,269 of accrued interest). An amendment fee of $695,000 is payable on the Deferral Date (as defined in the Stream Finance Credit Agreement). As of December 31, 2025, the total outstanding balance of the Stream Finance mezzanine term loan was approximately $3.0 million, consisting of $2,493,664 of principal and approximately $524,000 of accrued and deferred interest. The maturity date of the Stream Finance Credit Agreement is September 30, 2027, as extended pursuant to the Third Amendment dated June 11, 2025.

Separately, Gordon Strout, a director of the Company and Board Chairman of TotalStone, is party to an executive agreement with TotalStone pursuant to which he receives deferred compensation. As of December 31, 2025, approximately $145,000 of deferred compensation was accrued and payable to Mr. Strout under this agreement, which is included in accrued management fees on the consolidated balance sheet.

TotalStone, LLC, was leasing a facility from a former officer and current Board Member of TotalStone, LLC for $29,000 per month. As of February 2022, the lessor is no longer a related party.

On December 21, 2020, BP Peptides, LLC exercised its right to convert $572,700 of accrued interest ($538,000) and secured debt ($35,000) into 24,900 shares of the Company’s Common Stock (exercised price of $23/share). The Company incurred issuance expenses of $5,000 resulting in a net increase in Additional Paid-in Capital of $568,000.

On January 15, 2021, Capstone acquired a minority interest in a consumer products company, Diamond Products, LLC (“Diamond”), a sexual wellness holding company. The structure of the transaction was as follows: i) Brookstone Acquisition Partners XXI Corporation (“Brookstone XXI”) contributed its approximately 95% equity interest in Diamond, which represented approximately 62% equity ownership on a fully-diluted basis, to Diamond Products Holdings, LLC (“DPH”); ii) The Company formed Capstone Beta LLC (“Beta”) as a wholly-owned subsidiary, and Beta purchased a portion of Brookstone XXI’s interest in DPH; iii) Beta issued a promissory note to Brookstone XXI in the original principal amount of $8.0 million, bearing interest at 1% per annum over a 36 month term, and secured its obligations thereunder by pledging Beta’s interests in DPH; and iv) As additional credit support, Capstone issued a limited payment guaranty to Brookstone XXI in the amount of 10% of the principal amount of Beta’s promissory note. The terms of the promissory note issued by Beta to Brookstone XXI include provisions whereby in the event that the membership interests in Diamond are sold or otherwise disposed of, any proceeds received by Beta are to be utilized to prepay the promissory note to Brookstone XXI and Brookstone XXI’s remaining recourse for the remaining note balance, if any, is limited to the pledged collateral (Beta’s membership interest in DPH) and the $800,000 limited payment guarantee provide by Capstone. DPH was structured to hold one asset, the membership interest in Diamond, and accordingly upon the sale or other disposition of the membership interests in Diamond, the sole recourse of payment by Brookstone XXI is the $800,000 limited payment guarantee. In summary, the intent of Brookstone XXI and the special committee of Capstone’s independent directors entering into this arrangement was to limit Capstone’s downside risk to $800,000.

The 20% minority investment in DPH represented an effective 19% equity interest in Diamond and approximately 12% on a fully-diluted basis. The Company does not have the ability to exercise significant influence over operating and financial policies of Diamond and DPH.

On November 9, 2023 in connection with a restructuring and recapitalization transaction of Diamond’s operating entities, Diamond and other related party entities affiliated with Brookstone XXI entered into a transaction that sold 100% of the membership interest in Diamond inclusive of Beta’s minority interest in Diamond via its membership interest in DPH to a third party. No cash consideration was received in this transaction. Rather, the primary consideration received by the selling parties was the release of guarantees of senior debt of Diamond operating entities. The third party assumed none of the $8.0 million debt liability and no other consideration was transferred. As a result, the Company’s wrote-off its equity investment in DPH from $8.0 million to zero, and recognized a $7.2 million gain on debt extinguishment from Brookstone XXI’s debt forgiveness which was consistent with the terms of the note agreement that limited Capstone’s risk upon sale or disposition of Diamond’s membership interests to the $800,000 limited guaranty provided by Capstone which is the net amount of the loss recognized in the 2023 statement of operations from this transaction. An $800,000 unsecured promissory note was issued on March 31, 2024. The remaining unsecured debt liability $800,000 plus accrued interest will remain on the Company’s balance sheet with a maturity date of June 30, 2026.

On June 15, 2022, Brookstone exercised its right to convert $1.9 million of accrued interest and debt from its senior secured note into 78,333 shares of the Company’s Common Stock exercised at $24.75 per share. With this transaction, Brookstone through December 31, 2024 owned 121,774 shares of the Company’s Common Stock or 77.3% of the 157,610 outstanding shares of the Company’s Common Stock.

The following table presents the rollforward of notes payable and accrued interest owed to related parties:

Terms	BP Peptides, LLC	Stream Finance, LLC	Brookstone Acquisition Partners XXI(1)
Issuance dates of notes	July 17, 2017	November 14, 2019	March 31, 2021 and March 31, 2024
Maturity date	June 30, 2026	September 30, 2027	June 30, 2026
Interest rate	6%	Disclosed Note 8	1% and 6%
Collateral	Secured	Unsecured	Secured/Unsecured
Balance - December 31, 2022	$733,289	$2,070,321	$8,142,222
Principal and interest payments	-	$(761,077)	-
Accrual of interest	$41,038	-	$67,556
Debt extinguishment	-	-	$(7,200,000)
Balance - December 31, 2023	$774,327	$1,309,244	$1,009,778
Accrual of interest	$42,152	$248,860	$43,044
Balance - December 31, 2024	$816,479	$1,558,104	$1,052,822
Accrual of interest	$31,441	$275,571	$36,400
Exchange of Special Preferred for term loans	-	$1,143,646	-
PIK interest capitalized	-	$40,774	-
Exchanged for Series Z Preferred Stock	$(847,920	-	$(1,089,222)
Balance - December 31, 2025	$0	$3,018,095	$0

(1)

In connection with the unwinding of the Diamond transaction in November 2023, the March 31, 2021 secured note accruing interest at 1% was replaced by a new unsecured note for $800,000 plus existing accrued interest with interest accruing from November 2023 to maturity at 6% per annum.

BPA XIV, LLC, an entity controlled by Matthew Lipman, our Chief Executive Officer, and Gordon Rocks, Inc., an entity controlled by Gordon Strout, a director, are parties to the Master Exchange Agreement entered into by the Company, TotalStone and TotalStone’s Class B Members. Pursuant to the Master Exchange Agreement, BPA XIV, LLC and Gordon Rocks, Inc. surrendered their existing TotalStone’s membership interests and withdraw from the membership of TotalStone in exchange for 2,528,662 and 822,128 shares of Common Stock, respectively, on the Restructuring Date.

Special Preferred Membership Interests were issued by TotalStone in connection with the restructuring of its mezzanine indebtedness. This indebtedness is documented pursuant to that certain Second Amended and Restated Credit Agreement, dated as of March 8, 2023, with Stream Finance, LLC, as agent, and the lenders from time to time party thereto. The maturity date of the Stream Finance Credit Agreement is September 30, 2027, as extended pursuant to the Third Amendment dated June 11, 2025. The Special Preferred Membership Interests were to be exchanged on the Restructuring Date for loans in an aggregate principal amount of $1,006,377 plus certain amounts for each day after September 30, 2024 until the Restructuring Date. As of December 31, 2024, the interest accrued for 2024 was $137.3 thousand. On March 7, 2025 the Special Preferred Membership Interests were exchanged for loans in an aggregate principal of $1,006,377 plus interest.

In March 2025, the Company paid $200,000 as an advisory fee payment, related to the Public Offering, to Brookstone Partners, an entity controlled by our Chief Executive Officer (who is also a member of our board of directors) and the chairman of our board of directors.

PROPOSAL THREE:

RATIFICATION OF THE APPOINTMENT OF GBQ PARTNERS LLC
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

The Board has appointed GBQ Partners LLC (“GBQ”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2026. The Board proposes that our Stockholders ratify this appointment. GBQ has served as our independent registered public accounting firm since 2020.

We expect that representatives of GBQ will be available via phone at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of GBQ as our independent registered public accounting firm is not required by our Bylaws or the Delaware General Corporation Law. The Board seeks such ratification as a matter of good corporate practice. Should the Stockholders fail to ratify the selection of GBQ as our independent registered public accounting firm, the Board will reconsider whether to retain that firm for fiscal year 2026. In deciding to appoint GBQ, the Audit Committee has reviewed auditor independence issues and existing commercial relationships with GBQ and concluded that GBQ has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2026. Set forth below are approximate fees for services rendered by GBQ, our independent registered public accounting firm, for the fiscal years ended December 31, 2025 and December 31, 2024.

	2025	2024
Audit Fees(1)	$355,127	$159,931
Audit-related fees(2)	18,710	23,310
Tax fees(3)	89,319	11,050
Total	$463,156	$194,291

(1)	Represents fees billed for professional services rendered for the annual audit and interim reviews of our financial statements.
(2)	Represents fees billed for consents provided with respect to registration statements and related amendments.
(3)	Represents fees billed for tax filing, preparation, and tax advisory services

Vote Required

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2026. We are not required to obtain the approval of our Stockholders to appoint the Company’s independent registered public accounting firm. However, if our Stockholders do not ratify the appointment of GBQ as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, the Board may reconsider its appointment.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GBQ AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has:

•	reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2025 with management;

•	discussed with the Company’s independent auditors the matters required to be discussed under Public Company Accounting Oversight Board Auditing Standard No. 1301; and

•

received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditors communications with the Board concerning independence, and has discussed with GBQ matters relating to its independence.

In reliance on the review and discussions referred to above, the Audit Committee recommended that the consolidated financial statements audited by GBQ for the fiscal year ended December 31, 2025 be included in its Annual Report on Form 10-K for such fiscal year.

PROPOSAL FOUR:

APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Our Board has adopted resolutions, subject to stockholder approval, approving an amendment to our Certificate of Incorporation to effect a reverse stock split of all outstanding shares of our common stock at a ratio of not less than 1-for-5 and not more than 1-for-50 (the “Reverse Stock Split”), with the exact ratio and timing to be determined by the Board in its sole discretion at any time within twelve months of stockholder approval. The Board would have the authority to elect not to implement the Reverse Stock Split if it determines that it is not in the best interests of the Company and its stockholders.

Reasons for the Reverse Stock Split

On January 14, 2026, the Company received notification from The Nasdaq Stock Market LLC (“Nasdaq”) that it was not in compliance with the minimum bid price requirement of $1.00 per share set forth in Nasdaq Listing Rule 5550(a)(2). In accordance with the Nasdaq Listing Rules, the Company has a compliance period through July 6, 2026 to regain compliance.

The Board believes that effecting the Reverse Stock Split may be necessary to maintain the listing of our common stock on Nasdaq, which the Board considers important to the Company and its stockholders. The Reverse Stock Split is intended to increase the per share trading price of our common stock to satisfy the $1.00 minimum bid price requirement.

Effects of the Reverse Stock Split

If the Reverse Stock Split is implemented, the number of outstanding shares of common stock will be reduced in accordance with the ratio selected by the Board. Proportional adjustments will be made to the number of shares issuable upon exercise or conversion of outstanding options, warrants, and convertible securities, and to the exercise or conversion prices thereof. The number of authorized shares of common stock will not be reduced. No fractional shares will be issued; instead, holders who would otherwise receive fractional shares will receive cash in lieu thereof based on the closing price on the effective date.

The Reverse Stock Split will not change any stockholder’s proportionate equity interest in the Company, except for minor adjustments resulting from the treatment of fractional shares. The Reverse Stock Split will not alter the par value of the common stock. The rights and privileges of the holders of common stock will not be affected by the Reverse Stock Split.

The form of amendment to the Certificate of Incorporation to effect the Reverse Stock Split is attached hereto as Annex A.

Board Discretion to Implement

The Board reserves the right to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Certificate of Incorporation, the Board, in its sole discretion, determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders. The Board’s determination of the specific ratio will be based on factors including the closing price of the common stock at the time, general market conditions, and the potential effect on the Company’s Nasdaq listing status.

Vote Required

The affirmative vote of a majority of the Shares is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE REVERSE STOCK SPLIT.

PROPOSAL FIVE:

AMENDMENT TO THE CAPSTONE HOLDING CORP. 2025 STOCK INCENTIVE PLAN

At the 2025 Annual Meeting held on November 18, 2025, our stockholders approved the Capstone Holding Corp. 2025 Stock Incentive Plan (the “2025 Plan”). The 2025 Plan currently sets the maximum aggregate number of shares of common stock available for awards, on a quarterly basis, at 21.5% of the shares of common stock outstanding as of the first trading day of each quarter.

The Board of Directors has adopted, subject to stockholder approval, an amendment to the 2025 Plan to increase the maximum aggregate number of shares available for awards from 21.5% of the number of Common Shares outstanding as of the first trading day of each quarter to 35% of the number of Common Shares outstanding as of the first trading day of each quarter (the “Plan Amendment”).

Reasons for the Plan Amendment

The Board believes that increasing the equity pool is necessary to attract, retain, and motivate the management team and directors critical to executing the Company’s growth strategy. As a recently public company with a two-segment operating platform, the Company must compete for talent with both public and private companies that offer meaningful equity incentives. The expanded pool will provide the Compensation Committee with sufficient capacity to make grants that align management’s interests with stockholder value creation over a multi-year period.

On March 30, 2026, the Board approved grants of 1,995,000 restricted stock awards under the 2025 Plan at a grant date fair market value of $0.649 per share. Management awards vest on a three-year cliff basis on March 30, 2029. Board awards vest upon each director’s separation from the Board. Total compensation cost of approximately $1,295,000 will be recognized on a straight-line basis over the applicable vesting periods.

The 2025 Plan is administered by the Compensation Committee of the Board. Awards available under the 2025 Plan include restricted stock, unrestricted stock, stock options, and restricted stock units. The 2025 Plan will be governed by the laws of the State of Delaware.

The form of the Plan Amendment is attached hereto as Annex B.

Vote Required

The affirmative vote of a majority of the shares of common stock and Series B Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single class, is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 2025 STOCK INCENTIVE PLAN.

PROPOSAL SIX:

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the foregoing proposals described in this Proxy Statement, the Company may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this Proposal Six, we are asking our Stockholders to authorize the Company to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event that there are not sufficient votes to approve the foregoing proposals, each as described in this Proxy Statement. If our Stockholders approve this Proposal Six, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our Stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the foregoing proposals, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our Stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our Stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting. If, however, after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of adjourned meeting, shall be provided to each Stockholder of record on the new record date entitled to vote at such meeting.

Vote Required

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

By order of the Board of Directors,

/s/ Matthew E. Lipman
Matthew E. Lipman
Chief Executive Officer

May 7, 2026

Tinley Park, IL

ANNEX A

FORM OF CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION (REVERSE STOCK SPLIT)

Capstone Holding Corp., a corporation organized and existing under the laws of the State of Delaware, hereby certifies that:

1.             The name of the corporation is Capstone Holding Corp. (the “Corporation”). The Corporation was incorporated under the name IatroMed Inc. and the original Certificate of Incorporation was filed with the Delaware Secretary of State on July 30, 1987.

2.             This Certificate of Amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

3.             This Certificate of Amendment will become effective on [___], at [___], Eastern time (the “Effective Time”).

4.             This Certificate of Amendment hereby amends the Certificate of Incorporation by amending and restating Section 5 of the Restated Certificate of Incorporation in its entirety to read as follows:

“5. Authorized Capital. The total number of shares of stock which the Corporation shall have authority to issue is 75,000,000 shares, consisting of 50,000,000 shares of common stock having a par value of $0.0005 per share (the “Common Stock”) and 25,000,000 shares of preferred stock having a par value of $0.0005 per share (the “Preferred Stock”).” At the Effective Time of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, the shares of Common Stock issued and outstanding immediately prior to the Effective Time shall be reclassified as, and shall be combined and changed into, a smaller number of shares such that each [___] shares of issued Common Stock immediately prior to the Effective Time shall be reclassified into, and shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and changed into and become, one (1) validly issued, fully-paid and nonassessable share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”). Notwithstanding the foregoing, no fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon receipt after the Effective Time by the Corporation’s transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time (after taking into account and aggregating all fractional shares of post-Reverse Stock Split Common Stock otherwise issuable to such holder), shall receive one whole share of Common Stock in lieu of such fractional share.

From and after the Effective Time, certificates representing Common Stock outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, represent the number of whole shares of post-Reverse Stock Split Common Stock into which the shares of pre-Reverse Stock Split Common Stock shall have been reclassified pursuant to the foregoing provisions. No fractional shares of post-Reverse Stock Split Common Stock shall be issued to any holder. In lieu of any fractional share of post-Reverse Stock Split Common Stock to which a holder would otherwise be entitled, the Corporation shall pay to each such holder an amount in cash (without interest) equal to the product of (i) the fractional share interest to which such holder would otherwise be entitled, multiplied by (ii) the closing price of the Common Stock on the Nasdaq Capital Market on the trading day immediately prior to the Effective Time. The Reverse Stock Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of post-Reverse Stock Split Common Stock resulting from the Reverse Stock Split and held by a single record holder shall be aggregated prior to the cash payment in lieu of fractional shares described above.”

5.	Except as herein amended, the Certificate of Incorporation of the Corporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this [__] day of [___], 202[_].

Capstone Holding Corp.

Matthew E. Lipman

Chief Executive Officer

ANNEX B

FIRST AMENDMENT TO THE CAPSTONE HOLDING CORP. 2025 STOCK INCENTIVE PLAN

Effective [DATE], 2026

This First Amendment (this “Amendment”) to the Capstone Holding Corp. 2025 Stock Incentive Plan (the “Plan”), which was approved by the stockholders of Capstone Holding Corp. (the “Company”) on November 18, 2025, is made and adopted by the Board of Directors of the Company.

RECITALS

WHEREAS, the Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend the Plan to increase the maximum aggregate number of shares of Common Stock available for awards; and

WHEREAS, the holders of the Company’s Series B Preferred Stock have consented to this Amendment in accordance with Section 1.5(v) of the Certificate of Designation of the Series B Preferred Stock.

AMENDMENT

Section 1. Amendment to Section 4(a). Section 4(a) of the Plan is hereby amended by replacing “21.5%” with “35%” so that the maximum aggregate number of shares of Common Stock that may be subject to awards under the Plan shall equal 35% of the number of shares of Common Stock outstanding as of the first trading day of each fiscal quarter.

Section 2. No Other Changes. Except as expressly modified by this Amendment, the Plan shall remain in full force and effect.

Section 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

CAPSTONE HOLDING

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m., Central Time, on June 17, 2026.

Online
Go to www.investorvote.com/CAPS or scan the QR code — login details are located in the shaded bar below.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2026 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSAL NOS. 1, 2, 3, 4, 5 AND 6.

1. Election of Class I Directors:

	For	Withhold		For	Withhold
01 - Fredric J. Feldman, Ph.D.	☐	☐	02 - Elwood D. Howse, Jr.	☐	☐

2. Election of Class II Directors:

	For	Withhold		For	Withhold
01 - John M. Holliman, III	☐	☐	02 - Gordon Strout	☐	☐

	For	Against	Abstain
3. Ratification of the appointment of GBQ Partners LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
4. To approve one or more reverse stock splits of the outstanding shares of Common Stock, with no change to the number of authorized shares, at a ratio of not less than 1-for-5 and not greater than 1-for-50, with the exact ratio and timing to be determined by the Board, to be effectuated within one year after stockholder approval.	☐	☐	☐
5. To approve an amendment to the Capstone Holding Corp. 2025 Stock Incentive Plan (the "Plan") to increase the number of shares of common stock subject to the Plan from 21.5% of the number of shares of common stock outstanding as of the first trading day of each quarter to 35% of the number of shares of common stock outstanding as of the first trading day of each quarter.	☐	☐	☐
6. To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals.	☐	☐	☐

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Capstone Holding Corp. - 2026 Annual Meeting of Stockholders
June 18, 2026, 10:00 a.m. - 11:00 a.m. (America/Chicago)

Please join my meeting from your computer, tablet or smartphone.
https://meet.goto.com/726934613

You can also dial in using your phone.
Access Code: 726-934-613
United States: +1 (408) 650-3123

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — CAPSTONE HOLDING CORP.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Matthew E. Lipman and Edward Schultz, and each or either of them, as Proxies, with full power of substitution, to represent and to vote, as designated below, all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Capstone Holding Corp. to be held on June 18, 2026 or any adjournment thereof, hereby revoking any proxy previously given.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2, 3, 4, 5 AND 6.

Please sign, date and return this proxy in the enclosed postage prepaid envelope. The Company's Annual Report is available on the Company's website https://capstoneholdingcorp.com.

(Continued and to be marked on the reverse side, dated and signed below.)

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name appears hereon. Where shares are held by more than one owner, all should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, partnership, limited liability entity, or any other entity, please sign in the name of the entity by the president or other authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

CAPSTONE HOLDING

VOTE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

2026 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSAL NOS. 1, 2, 3, 4, 5 AND 6.

1. Election of Class I Directors:

	For	Withhold		For	Withhold
01 - Fredric J. Feldman, Ph.D.	☐	☐	02 - Elwood D. Howse, Jr.	☐	☐

2. Election of Class II Directors:

	For	Withhold		For	Withhold
01 - John M. Holliman, III	☐	☐	02 - Gordon Strout	☐	☐

	For	Against	Abstain
3. Ratification of the appointment of GBQ Partners LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
4. To approve one or more reverse stock splits of the outstanding shares of Common Stock, with no change to the number of authorized shares, at a ratio of not less than 1-for-5 and not greater than 1-for-50, with the exact ratio and timing to be determined by the Board, to be effectuated within one year after stockholder approval.	☐	☐	☐
5. To approve an amendment to the Capstone Holding Corp. 2025 Stock Incentive Plan (the "Plan") to increase the number of shares of common stock subject to the Plan from 21.5% of the number of shares of common stock outstanding as of the first trading day of each quarter to 35% of the number of shares of common stock outstanding as of the first trading day of each quarter.	☐	☐	☐
6. To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals.	☐	☐	☐

1 U P X 6 8 8 5 1 7

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — CAPSTONE HOLDING CORP.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Matthew E. Lipman and Edward Schultz, and each or either of them, as Proxies, with full power of substitution, to represent and to vote, as designated below, all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Capstone Holding Corp. to be held on June 18, 2026 or any adjournment thereof, hereby revoking any proxy previously given.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2, 3, 4, 5 AND 6.

Please sign, date and return this proxy in the enclosed postage prepaid envelope. The Company's Annual Report is available on the Company's website https://capstoneholdingcorp.com.

(Continued and to be marked on the reverse side, dated and signed below.)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name appears hereon. Where shares are held by more than one owner, all should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, partnership, limited liability entity, or any other entity, please sign in the name of the entity by the president or other authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

CAPSTONE HOLDING

VOTE

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Online

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Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Capstone Holding Corp. Stockholder Meeting to be Held on June 18, 2026

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Annual Report, Proxy Statement and Letter to Stockholders are available at:

www.investorvote.com/CAPS

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2NOT COY

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Stockholder Meeting Notice

Capstone Holding Corp.'s Annual Meeting of Stockholders will be held on Thursday, June 18, 2026 at 10:00 a.m. - 11:00 a.m. (America/Chicago), virtually via the Internet at https://meet.goto.com/726934613. Phone number: US: +1 (408) 650-3123. Access code: 726-934-613.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR Proposal Nos. 1, 2, 3, 4, 5 and 6:

1. Election of Class I Directors:
   01 - Fredric J. Feldman, Ph.D.
   02 - Elwood D. Howse, Jr.
2. Election of Class II Directors:
   01 - John M. Holliman, III
   02 - Gordon Strout
3. Ratification of the appointment of GBQ Partners LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
4. To approve one or more reverse stock splits of the outstanding shares of Common Stock, with no change to the number of authorized shares, at a ratio of not less than 1-for-5 and not greater than 1-for-50, with the exact ratio and timing to be determined by the Board, to be effectuated within one year after stockholder approval.
5. To approve an amendment to the Capstone Holding Corp. 2025 Stock Incentive Plan (the "Plan") to increase the number of shares of common stock subject to the Plan from 21.5% of the number of shares of common stock outstanding as of the first trading day of each quarter to 35% of the number of shares of common stock outstanding as of the first trading day of each quarter.
6. To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.investorvote.com/CAPS.**

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Capstone Holding Corp." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 8, 2026.